Exhibit 10.1

OMB Approval 2700-0042

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. INFORMATION THAT WAS OMITTED IN THE EDGAR VERSION HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].”

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
	N/A	1	5

2. AMENDMENT/MODIFICATION NO. 0008	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ NO 4186676	5 PROJECT NO, (If applicable) N/A

6.ISSUED BY	CODE	7. ADMINISTERED BY (If other than Item 6)	CODE	N/A
National Institutes of Health National Institute of Allergy and Infectious Diseases DEA, Office of Acquisitions Room 3B49, MSC 9821 5601 Fishers Lane Bethesda, MD 20892-9821		MID RCB-B

8. NAME AND ADDRESS OF CONTRACTOR (No. street, County, State and ZIP: Code)		(☐)	9A. AMENDMENT OF SOLICITATION NO.
Pfenex, Inc. 10790 Roselle Street San Diego, CA 92121			9B. DATED (SEE ITEM 11)
		X	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSN272201200033C
10B. DATED (SEE ITEM 13) 09/27/2012
CODE	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers                 ☐ is extended,                 ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(☐)	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual Agreement of the Parties
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

PURPOSE: The purpose of this modification is to extend the period of performance for Option 1; exercise quantity Option 2; provide associated funding in the amount of $[***]; reduce the contract ceiling; revise the SOW; and update various articles.

	Total Funds Currently Obligated			Total Estimated Amount of Contract
	Cost	Fee	Total	Cost	Fee	Total
Prior to this Mod	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
This Mod 8	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
Revised Total	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]

FUNDED THROUGH DATE: December 31, 2017 (Changed)	COMPLETION DATE: December 31, 2017 (Changed)

    Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Patrick Lucy, Chief Business Officer		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Michael P. Welsh Contracting Officer, MID RCB-B, OA, DEA, NIAID, NIH, DHHS
15B. CONTRACTOR/OFFEROR /s/ Patrick Lucy (Signature of person authorized to sign)	15C. DATE SIGNED May 13, 2016	16B: UNITED STATES OF AMERICA By: /s/ Michael P. Welsh (Signature of Contracting Officer)	16C. DATE SIGNED May 16, 2016

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE	30-105 Computer Generated	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53,243

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Contract No: HHSN272201200033C	Modification No: 08	Page 2 of 5

The period of performance listed on the face page of the contract (SF-26) in Block 15A is changed as follows: “09/27/2012 — 12/31/2017”

ARTICLE B.2. ESTIMATED COST, paragraphs a., b., c., d., e., and fee payment schedule for Option 2 under paragraph f., are modified as follows:

a.	The estimated cost of this contract is $[***].

b.

The fixed fee of this contract is $[***]. The fixed fee shall be subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clauses Listing in Part II, ARTICLE I.1. of this contract.

c.	The total estimated amount of the contract, represented by the sum of the estimated cost plus the fixed fee for the Base Period and Option 1 is $[***].

d.

If the Government exercises its option pursuant to the OPTION PROVISIONS Article in SECTION H of this contract, the Government’s total estimated contract amount represented by the sum of the estimated cost plus the fixed fee will be increased as follows:

	Estimated Cost	Fixed Fee	Estimated Cost Plus Fixed Fee
Base Period (exercised)	$[***]	$[***]	$[***]
Option 1 (exercised)	$[***]	$[***]	$[***]
Option 2 (exercised)	$[***]	$[***]	$[***]
Option 3	$[***]	$[***]	$[***]
Option 4	$[***]	$[***]	$[***]
Option 5	$[***]	$[***]	$[***]
Option 6	$[***]	$[***]	$[***]
Option 7	$[***]	$[***]	$[***]
Option 8	$[***]	$[***]	$[***]
Option 9	$[***]	$[***]	$[***]
Option 10	$[***]	$[***]	$[***]
Option 11	$[***]	$[***]	$[***]
Option 12	$[***]	$[***]	$[***]
Option 13	$[***]	$[***]	$[***]
Total	$[***]	$[***]	$[***]

e.	Payments shall be made from the PRISM / NBS Line Item Numbers as follows:

PRISM /NBS Line Item No.	Option / Increment Description	PRISM / NBS Line Item Period of Performance	Funded Amount
Line 1	Base Period	09/27/2012 — 12/31/2015	$[***]
Line 2	Option 1	01/05/2015 — 10/31/2016	$[***]
Line 3	Option 2	05/15/2016 — 12/31/2017	$[***]

HHS-556

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Contract No: HHSN272201200033C	Modification No: 08	Page 3 of 5

f.	Fee Payment Schedule Based on Contract Milestones:

The Contractor shall complete all work in accordance with the Statement of Work and the contract milestones set forth herein. The distribution of the fixed fee shall be paid in installments based on the COR’s written certification regarding the completion of these milestones (Tasks) as follows:

Task Number	Task Description	Deliverable	Percentage	Fees
Base Period
1.1.1.2	[***]	Upon Completion of the task as described in the SOW	[***]	$[***]
1.1.1.4	[***]	Upon Completion of the task as described in the SOW	[***]	$[***]
1.1.1.5	[***]	Upon Completion of the task as described in the SOW	[***]	$[***]
1.1.2.1	[***]	Upon Completion of the task as described in the SOW	[***]	$[***]
1.1.2.3	[***]	Upon Completion of the task as described in the SOW	[***]	$[***]
1.1.2.4	[***]	Upon Completion of the task as described in the SOW	[***]	$[***]
1.1.4.1	[***]	Upon Completion of the task as described in the SOW	[***]	$[***]
1.1.4.3	[***]	Upon Completion of the task as described in the SOW	[***]	$[***]
1.1.4.4	[***]	Upon Completion of the task as described in the SOW	[***]	$[***]
1.1.4.6	[***]	Upon Completion of the tasks as described in the SOW	[***]	$[***]
1.1.4.7	[***]	Upon Completion of the tasks as described in the SOW	[***]	$[***]
1.1.4.8	[***]	Upon Completion of the tasks as described in the SOW	[***]	$[***]
Base Period Total				$[***]
Option 1
1.1.3.1		Upon Completion of the tasks as described in the SOW	[***]	$[***]

HHS-556

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Contract No: HHSN272201200033C	Modification No: 08	Page 4 of 5

1.1.3.2		Upon Completion of the tasks as described in the SOW	[***]	$[***]
1.1.3.3		Upon Completion of the tasks as described in the SOW	[***]	$[***]
Option 1 Total				$[***]
Option 2
1.1.1.1	[***]	Upon Completion of the tasks as described in the SOW	[***]	$[***]
1.1.1.2	[***]	Upon Completion of the tasks as described in the SOW	[***]	$[***]
1.1.1.3	[***]	Upon Completion of the tasks as described in the SOW	[***]	$[***]
Option 2 Total				$[***]

ARTICLE B.4. PROVISIONS APPLICABLE TO DIRECT COSTS paragraph b.1. is modified as follows:

1.	Domestic Travel

Total expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed the following amounts for the base period and any option (if exercised) without the prior written approval of the Contracting Officer:

•	Base Period: $[***]

•	Option 1: $[***]

•	Option 2: $[***]

•	Option 3: $[***]

•	Option 4: $[***]

•	Option 5: $[***]

•	Option 6: $[***]

•	Option 7: $[***]

•	Option 8: $[***]

•	Option 9: $[***]

•	Option 10: $[***]

HHS-556

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Contract No: HHSN272201200033C	Modification No: 08	Page 5 of 5

•	Option 11: $[***]

•	Option 12: $[***]

•	Option 13: $[***]

ARTICLE F.1. PERIOD OF PERFORMANCE is modified as follows:

a.	The period of performance of the contract shall be from September 27, 2012 through December 31, 2017

ARTICLE G.2. KEY PERSONNEL (HHSAR 352.242-70 (January 2006) is hereby modified to update key personnel as follows:

Name	Title
[***]	Principal Investigator
[***]	Deputy Principle Investigator
[***]	Clinician focused on pre-clinical and clinical studies
[***]	Director Downstream Processing (DSP) and Analytical Biochemistry
[***]	Project Manager
[***]	Project Control Manager

SECTION J, LIST OF ATTACHMENTS is modified to incorporate a revised Statement of Work as follows:

1.	Statement of Work, revised April 18, 2016. (See Attached)

HHS-556

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

STATEMENT OF WORK

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.